UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2026

CID HOLDCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42711	99-2578850
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5661 S Cameron St, Suite 100 Las Vegas, Nevada	89118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303)-332-4122

_________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DAIC	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	DAICW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

CID Holdco, Inc., a Delaware corporation (the “Company”), was notified that Carr, Riggs & Ingram, LLC (“CRI”) acquired, effective as of January 1, 2026, certain assets related to the capital markets practice of Berkowitz Pollack Brant Advisors + CPAs, LLP (“BPB”). On January 13, 2026, the Audit Committee of the Company’s Board of Directors simultaneously dismissed BPB as the Company’s independent registered public accounting firm and approved the appointment of CRI as the Company’s new independent registered public accounting firm.

BPB’s audit report on SEE ID, Inc. dba Dot Ai’s (“SEE ID”) consolidated financial statements for the fiscal year ended December 31, 2024 (the only year for which BPB issued such a report) contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report on the consolidated financial statements of SEE ID for the fiscal year ended December 31, 2024 included an explanatory paragraph indicating that there was substantial doubt as to SEE ID’s ability to continue as a going concern.

On June 18, 2025 (the “Closing Date”), the Company consummated the transactions contemplated by that certain Business Combination Agreement, dated March 18, 2024 (the “Business Combination Agreement”), by and among the Company, ShoulderUp Technology Acquisition Corp, a Delaware corporation (“SUAC”), ShoulderUp Merger Sub, Inc., a Delaware corporation (“ShoulderUp Merger Sub”), SEI Merger Sub, Inc., a Delaware Corporation (“SEI Merger Sub”) and SEE ID, a Nevada corporation . As a result, the audit report referenced above relates solely to the historical audited consolidated financial statements of SEE ID for the fiscal year ended December 31, 2024 prior to the business combination.

During the fiscal years ended December 31, 2024 and 2025 and the subsequent interim period through the date of this Current Report on Form 8-K, there were (i) no disagreements with BPB on any matter of accounting principles or practices, consolidated financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BPB would have caused them to make reference thereto in connection with their reports on the financial statements for such years and (ii) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that, as originally reported in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2025, there were material weaknesses in its internal control over financial reporting relating to the failure to properly design and implement adequate controls over financial reporting for costs of goods sold to ensure proper categorization of expenses on purchase orders generated by our operating departments and to ensure the finance department management analyzed the increases in costs of goods sold period over period aligned with budgeted and actual level of production; inadequate staffing in the Company’s accounting department and design and implementation of the appropriate processes and internal controls to support accurate and timely financial reporting, and inadequate controls in the design of internal controls related to the review of the fair value calculation of SAFE notes performed by a third-party valuation specialist.

The material weaknesses resulted in cost of goods sold in the Company’s condensed consolidated financial statements being overstated by $310,160 for the three months ended March 31, 2025, with a corresponding understatement of total operating expenses, and by $137,204 for the three and nine months ended September 30, 2024, also with a corresponding understatement of total operating expenses. The Audit Committee has discussed this matter with BPB and has authorized BPB to respond fully to any inquiries of the Company’s successor independent registered public accounting firm concerning this material weakness.

During the fiscal years ended December 31, 2024 and 2025 and the subsequent interim period through the date of this Current Report on Form 8-K, the Company did not consult with CRI with regard to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report was provided to the Company or oral advice provided to the Company by CRI that CRI concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was subject to any disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has requested that BPB furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated January 20, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD

On January 20, 2026, the Company issued a press release relating to the Company’s preliminary and unaudited revenue results for the fourth quarter and full year 2025 and expected revenue for the full year of 2026.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from Berkowitz Pollack Brant Advisors + CPAs, LLP, dated as of January 20, 2026, addressed to the Securities and Exchange Commission
99.1*	Press Release dated January 20, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	The information contained in Exhibit 99.1 to this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CID Holdco, Inc.

Date: January 20, 2026	By:	/s/ Charles Maddox
Charles Maddox
Chief Financial Officer

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